Exhibit 99.2

CONFIDENTIAL: DO NOT DISTRIBUTE NEW PHARMA

# Disclaimer

This confidential presentation ("Presentation") is for informational purposes only and is being provided to interested parties solely in their capacities as potential investors and is provided solely for the purpose of allowing interested parties to make their own evaluation with respect to a potential private offering of securities and potential business combination between CM Life Sciences III Inc. ("CMLS") and EQRx, Inc. ("EQRx") (the "Proposed Transaction") and a potential investment in connection therewith (the "Purpose"). By accepting this Presentation, you acknowledge and agree that all of the information contained herein is confidential, that you will distribute, disclose, and use such information only for such Purpose and that you shall not distribute, disclose or use such information in any way detrimental to EQRx or CMLS. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of CMLS or EQRx, is prohibited. You agree to return or destroy all copies of this Presentation or portions thereof in your possession following the request for the return or destruction of such copies. The information contained herein does not purport to be complete or comprehensive and none of CMLS, EQRx nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein and the Purpose, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

Private Placement. This Presentation and any oral statements made in connection with this Presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAW. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR DETERMINED THAT THIS PRESENTATION IS ACCURATE OR COMPLETE. ANY SECURITIES TO BE OFFERED WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D OR REGULATION S UNDER THE SECURITIES ACT). THIS DOCUMENT DOES NOT CONSTITUTE, OR FORM A PART OF, AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION.

Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements within the meaning of the provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to potential future events or CMLS's or EQRx's potential future financial or operating performance. For example, statements concerning the following include forward-looking statements: EQRx's ability to execute its business model and generate revenue; EQRx's ability to identify, develop and commercialize drug candidates at drastically lower prices than other companies; EQRx's strategy regarding establishing relationships with private and public payer organizations; the initiation, cost, timing, progress and results of research and development activities, preclinical and/or clinical trials with respect to EQRx's current and future drug candidates; estimates of EQRx's total addressable market, future revenue, expenses, capital requirements and its needs for additional financing; EQRx's ability to advance its current and future drug candidates into, and successfully complete, preclinical studies and clinical trials; the relationship of EQRx with the U.S. Food and Drug Administration ("FDA") and other regulators, including with respect to such regulators' acceptance of clinical data generated by third parties; and the potential effects of the Proposed Transaction on CMLS and EQRx and related capital raising activities. In some cases, you can identify forward-looking statements by terminology such as (but not limited to) "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential", "could", "project", "budget", "forecast", "anticipate", "plan" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CMLS and its management, and EQRx and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond CMLS's and EQRx's control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in CMLS's Form S-1 relating to its initial public offering, dated April 6, 2021 (File No. 333-255078), and other filings with the SEC, including those risks and uncertainties included in the Form S-4 relating to the business combination expected to be filed with the SEC, as well as factors associated with companies, such as EQRx, that operate in the biopharma industry, including uncertainty in the timing or results of preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including any delays and other impacts from the COVID-19 pandemic, as well as those factors set forth in this Presentation under the caption "Risk Factors." Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither CMLS nor EQRx undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in CMLS or EQRx. Information contained herein will be superseded by, and is qualified in its entirety by reference to, any other information that is made available to you in connection with the Purpose, including your investigation of CMLS and EQRx.

Industry and Market Data. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and EQRx's own internal estimates and research. In this Presentation, CMLS and EQRx rely on and refer to publicly available information and statistics regarding market participants in the sectors in which EQRx competes and other industry data. Any comparison of EQRx to any other entity assumes the reliability of the information available to EQRx. EQRx obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while EQRx believes its internal research is reliable, such research has not been verified by any independent source and neither CMLS nor EQRx has independently verified the information.

©EQRx 2021 REMAKING MEDICINE

# Disclaimer

This Presentation and any information communicated at any meetings related to your evaluation of the Proposed Transaction are strictly confidential and should not be discussed outside your organization.

No Representations or Warranties. This Presentation is for informational purposes only and does not purport to contain all of the information that may be required with respect to the Purpose or the Proposed Transaction. You agree and acknowledge that this Presentation is not intended to form the basis of any investment decision by you and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by CMLS or EQRx or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of such party's evaluation of the Proposed Transaction and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. You also acknowledge and agree that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. CMLS and EQRx disclaim any duty to update the information contained in this Presentation.

Use of Projections. This Presentation contains projected financial information with respect to EQRx, including financial forecasts and projected revenue. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither CMLS's nor EQRx's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are inherently uncertain due to a number of factors outside of CMLS's or EQRx's control. While all financial projections, estimates and targets are necessarily speculative, CMLS and EQRx believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Trademarks. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but CMLS and EQRx will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Additional Information. In connection with the proposed business combination, CMLS intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement/prospectus of CMLS, and after the registration statement is declared effective, CMLS will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. CMLS's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about EQRx, CMLS and the Proposed Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of CMLS as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: CM Life Sciences III Inc., 667 Madison Avenue, New York, NY 10065.

Participants in the Solicitation. CMLS and its directors and executive officers may be deemed participants in the solicitation of proxies from CMLS's shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in CMLS is contained in CMLS's Form S-1 relating to its initial public offering, dated April 6, 2021 (File No. 333-255078), which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to CM Life Sciences Inc., 667 Madison Avenue, New York, NY 10065. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

©EQRx 2021 REMAKING MEDICINE

# Risk factors

All references to "we," "us" or "our" refer to the business of EQRx prior to the consummation of the Proposed Transaction. The risks described below make up a non-exhaustive list of the key risks related to EQRx's business and the factors that could cause actual results to differ from the projections, intentions and assumptions described in this Presentation. This list has been prepared solely for potential private placement investors in the Proposed Transaction and not for any other purpose. You should carefully consider these risks and uncertainties, as well as factors set forth in the section entitled "Cautionary Note Regarding Forward-Looking Statements" in CMLS's Form S-1 relating to its initial public offering, dated April 6, 2021 (File No. 333-255078), carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this private placement transaction before making an investment decision. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished in respect of the proposed business combination with the United States Securities and Exchange Commission ("SEC"). The risks presented in such filings will include risks associated with the post-business combination operation of EQRx's business and the risks associated with the Proposed Transaction, and these risks may differ significantly from, and will be more extensive than, those risks presented below. EQRx may be subject to the following factors, many of which are outside of CMLS's and EQRx's control:

- Our business and pricing model is untested and may never be successful or generate sufficient revenue to lead to profitability.
- Our limited operating history and our evolving business make it difficult to evaluate our future prospects and the risks and challenges we may encounter.
- Our business model will require us to scale through the development or acquisition of many additional drug candidates, which we may be unable to achieve or maintain.
- We may be unable to continue to attract, acquire and retain third-party business collaborators, including payers, or may fail to do so in an effective manner.
- Failure to manage our growth effectively could cause our business to suffer and have an adverse effect on our ability to execute our business strategy, as well as operating results and financial condition.
- We do not have any products approved for commercial sale and have not generated any revenue to date, and so may never become profitable.
- We may be unsuccessful in achieving broad market education or changing prescribing or purchasing habits of healthcare system participants.
- We operate in an intensely competitive market that includes companies with greater financial, technical and marketing resources than us.
- We may need to raise substantial additional funding. If we are unable to raise capital when needed or on attractive terms, we would be forced to delay, scale back or discontinue some of our product candidate development programs or future commercialization efforts.

- We have incurred significant operating losses in recent periods and anticipate that we will incur continued losses for the foreseeable future.
- Our financial projections are subject to significant risks, assumptions, estimates and uncertainties, and our actual results may differ materially. These estimates and assumptions include estimates of the total addressable market for our products, assumptions regarding consumer demand and performance under existing customer agreements and assumptions regarding our ability to meet increased demand. These estimates and assumptions are subject to various factors beyond our control, including, for example, changes in consumer demand, increased costs in the supply chain, increased labor costs, changes in the regulatory environment, the impact of global health crises and changes in our executive team.
- As our costs increase, we may experience fluctuations in our operating results, which could make our future operating results difficult to predict or cause our operating results to fall below analysts' and investors' expectations.
- If we fail to establish and maintain effective internal controls, our ability to produce accurate financial statements and other disclosures on a timely basis could be impaired.
- We have international operations and plans to continue expanding abroad where we have more limited operating experience, which may subject us to additional cost and economic risks that could adversely affect our business, operating results and financial condition.
- We are subject to risks and uncertainties associated with international operations, which may harm our business.

©EQRx 2021

REMAKING MEDICINE

# Risk factors

- Our success depends in part on broad market acceptance by payers and prescribers of our products if approved, which we may never achieve.
- Our success depends on our ability to respond and adapt to changes in the drug development industry and consumer behavior.
- Our programs are still in clinical development and pre-clinical phases. If we are unable to advance them into and through clinical development for safety or efficacy or other reasons, or commercialize our product candidates once approved or experience significant delays in doing so, our business will be materially harmed.
- Our current or future product candidates may cause adverse or other undesirable side effects that could delay or prevent their regulatory approval, limit the commercial profile of an approved label or result in significant negative consequences following marketing approval, if any.
- Our drug development efforts may be inefficient or ineffective, which may impair our ability to attract customers or otherwise successfully commercialize our candidate products.
- If regulators do not accept data from our license partners generated in other jurisdictions as a basis for regulatory approvals in our target markets, or we experience delays in obtaining data from our license partners, or if we experience delays or difficulties in the initiation or enrollment of our clinical trials, our receipt of necessary regulatory approvals could be delayed or prevented.
- Even if we receive regulatory approval for any of our current or future product candidates, we will be subject to ongoing obligations and continued regulatory review, which may result in significant additional expense.
- We are subject to laws, regulations and industry requirements related to consumer protection and drug development across different markets where we conduct our business. Such laws, regulations and industry requirements are constantly evolving and changing and are likely to remain uncertain for the foreseeable future. Our actual or perceived failure to comply with such obligations could have an adverse effect on our business, operating results and financial operations.

- If we are unable to obtain and maintain patent and other intellectual property protection for our technology and product candidates or if the scope of the intellectual property protection obtained is not sufficiently broad or we are delayed in bringing product candidates to market such that those products have a shorter period of patent exclusivity than we expect, our competitors could develop and commercialize technology and drugs similar or identical to ours, and our ability to successfully commercialize our technology and drugs may be impaired.
- We may be subject to intellectual property rights claims by third parties, which are costly to defend, could require us to pay significant damages and could limit our ability to use technology or intellectual property.
- If the non-proprietary technology, products and services we use are unavailable, have future terms we cannot agree to or do not perform as we expect, our business, operating results and financial condition could be harmed.
- Unfavorable publicity and negative public perception about the healthcare industry and perceived failure to comply with laws and industry self-regulation could adversely affect our business, operating results and financial condition. Commitments to self-regulation in the healthcare industry may subject us to investigation by government or self-regulatory bodies, government or private litigation, and harm our reputation, brand, business, operating results and financial condition.
- Our corporate culture has contributed to our success, and if we cannot maintain our corporate culture as the business grows, our business, operating results and financial condition may be harmed.
- Our success depends on our ability to retain key members of our management team and on our ability to hire, train, retain and motivate new employees.
- The requirements of being a public company may strain our resources and distract our management, which could make it difficult to manage our business.

- The conditions to complete the business combination may not be satisfied, such as CMLS's or EQRx's stockholders failing to adopt a business combination agreement.
- The announcement or pendency of the business combination may impact our business relationships, performance and operations generally.
- The business combination may disrupt our current business plans and operations and may cause difficulties in retaining our employees.
- The shares acquired in the proposed private placement transaction will be subject to registration with the SEC, and upon registration, the share price may be volatile due to a variety of factors, such as changes in the competitive environment in which we operate, the regulatory framework of the industry in which we will operate, developments in our business and operations and changes in our capital structure.

©EQRx 2021

REMAKING MEDICINE

EQRx Mission To improve health for all with great, innovative, affordable medicines Such that all can be better – patients can access and afford innovative medicines and health systems can become more financially sustainable 6 ©EQRx 2021 REMAKING MEDICINE

# EQRx at a glance today – a starting point

FIERCE 15 2020 WINNER

Founded in January 2020, EQRx is purpose-built, at scale, with a *growing catalog of medicines in development* in high-cost categories (oncology, immunology, etc.) and *emerging partnerships with leading payers and providers*, to bring drugs to market *at dramatically lower prices*

**Growing portfolio of medicines in development**

**10+ → 20+**

**including 2 pre-registrational assets**

**Aumolertinib**
a 3rd gen EGFR inhibitor for NSCLC

**Sugemalimab**
a PD-L1 inhibitor for Stage III and IV NSCLC and multiple additional indications

**Our current portfolio addresses**

**>$100B**

**in global Rx spend**

- Expected to rapidly grow to $200B+ as portfolio expands

**Existing collaborations with payers covering**

**~20%**

**of US lives**

- Ongoing & upcoming discussions with payers who cover the next 50% of US lives and multiple OECD countries

**Raised**

**$800M**

**from the highest quality investors**

- Series A investors GV, ARCH, A16z, Casdin Capital, PLUS
- Preeminent life science and generalist funds
- Market leading health systems and payers

**Built a passionate team of**

**200**

**changemakers**

#BeYouAtEQ

**Won more than**

**20**

**industry and employer awards**

*Global drug spend reflects 2026 estimated net prescription drug sales, source: EvaluatePharma July 2021*
*EGFR = epidermal growth factor receptor; NSCLC = non-small cell lung cancer; PD-L1 = programmed death-ligand 1; OECD = Organization for Economic Co-operation and Development*

©EQRx 2021

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# In the century of biology, thanks to advances in science and technology, it is possible to engineer innovative medicines around almost any target...

**Evidenced by the expanding supply of innovative but overlapping drug assets...**



PD(L)1
162 programs
BTK
50 programs
KRAS
13 programs
Oncology
GLP1
114 programs
IL23
18 programs
JAK1
17 programs
Immunology & Beyond

*Programs commercially available and in development.*
*Source: EvaluatePharma active R&D & commercial programs July 2021*

+

**...and the proliferation of cutting-edge, efficient drug discovery and engineering platform companies**

evotec
Exscientia
AbCellera
WuXi Biologics Global Solution Provider
Alloy Therapeutics
BigHat Biosciences
AbSci
Adimab
RELAY Therapeutics
Atomwise Better medicines faster.
RECURSION pharmaceuticals
Genesis Therapeutics
Generate:Biomedicines A Flagship Pioneering Company

©EQRx 2021
REMAKING MEDICINE 8

©EQRx 2021 REMAKING MEDICINE Cost 90’s Today $1T Global Drug Spend* PRICE OF RX Efficiency gains & lower cost base …yet the prices of drugs have skyrocketed *2021 global net prescription drug sales, source: EvaluatePharma July 2020 9 BUSINESS OPPORTUNITY

©EQRx 2021 REMAKING MEDICINE Time for something new - time for the business model to catch up with the medical advances Trusted strategic partnerships Innovative, patented drugs at lower prices with a simple, transparent, “no surprises” pricing model Seamless prescribing, true access for patients, and a better customer experience for all TRUE ACCESS FOR ALL What EQRx is doing BETTER OPTIONS Via in - licensing and discovery alliances, assembling a CATALOG OF VALIDATED MEDICINES AT SCALE in high - cost categories (oncology, immunology, etc.) BETTER VALUE Establishing THE GLOBAL BUYERS’ CLUB via STRATEGIC PARTNERSHIPS with U S and OECD healthcare payers and providers 10

A simple yet powerful equation to create New Pharma Better access to medicines Reduced systemic spend on healthcare Profitable business Fewer program failures Efficient, modern drug development Streamlined, lower cost of commercialization 11 ©EQRx 2021 REMAKING MEDICINE

©EQRx 2021 REMAKING MEDICINE Illustrative unit economics: profitable business at radically lower prices made possible through lower operating costs Model scales through pipeline growth, multiplying these unit economics across a growing pipeline • Significantly reduced price - 50 - 70% lower as an illustration • Anticipated lower commercial spend due to partnership model • Expected comparable profit margins at steady state based on significantly reduced expenses • Fewer expected program failures • Streamlined modern development engine and evidence generation to adoption focus • Anticipated EQRx spend of $200 - 300M per program, well below traditional pharma R&D spend Profit Profit G&A G&A S&M S&M R&D R&D COGS COGS Traditional Pharma EQRx List Price 12 List Price Key Assumptions

©EQRx 2021 REMAKING MEDICINE And we’re just getting started 10+ programs in pipeline today including 2 pre - registrational assets, expected to rapidly scale to 20+ programs by 2022 and expa nd global payer partnerships Value Two Pre - Registrational Assets Today Positive Phase 3 data for two assets addressing ~$40B global sales Rapidly Growing Portfolio Current portfolio in development addresses >$100B in global drug spend Relationships with Payers Representing Large, Covered - Life Installed Base Collaboration agreements in place with payers who today cover ~20% of US lives Patient - Focused Culture >200 employees mission aligned, as reflected by breadth and number of industry and culture awards we’ve won to date Global drug spend reflects 2026 estimated net prescription drug sales, source: EvaluatePharma July 2021 13 Expect 20+ Programs to Cover >$200B Massive opportunity to reduce spend in the market

©EQRx 2021 REMAKING MEDICINE To build our Global Buyers’ Club, we have Health Tech Assessors To build our portfolio, we have Drug Hunters and Drug Developers and Regulatory Experts and Payer & PBM Leaders Christoph Lengauer Partner @ Third Rock Ventures, Fmr CSO @ Blueprint Alan Huang CSO @ Tango Therapeutics, Fmr Head of Onc Research @ Novartis Vince Miller, MD Fmr CMO @ FMI, Physician @ MSKCC Eric Hedrick, MD Fmr Chief Advisor @ BeiGene, Fmr Medical Director @ Genentech Christian Antoni, MD, PhD Fmr SVP Development @ LEO Pharma, Sanofi, Novartis Peter Bach, MD Fmr Director Health Policy & Outcomes @ MSKCC Kent Rogers Fmr SVP @ OptumRx Sir Andrew Dillon Fmr CEO @ NICE David Joyner Fmr EVP @ CVS Health & Caremark Finn Boerlum Kristensen Fmr CEO @ EUnetHTA Brian O’Rourke Fmr CEO @ CADTH and Population Health Expert Clive Meanwell Founder & Fmr CEO @ The Medicines Company, Chairman @ Population Health Partners Carlos Garcia - Echeverria Fmr COO of Research @ Sanofi, Fmr Exec Dir Oncology Drug Discovery Head @ Novartis Mike Doherty Fmr Head Regulatory @ FMI & Roche Dan Hoey Fmr SVP Supply Chain @ Teva & Merck = Advisor = Founder 13 Robert Forrester Fmr CEO @ Verastem Oncology, CFO/COO @ Forma, Coley, & CombinatoRx Rona Anhalt Fmr VP HR @ Celgene & Novartis Rebel Rebuilders that bridge both worlds To bring it all together, we have Industry Experts Melanie Nallicheri Fmr CBO @ FMI, SVP Strategy @ McKesson Jami Rubin Fmr Equity Analyst & Banker @ Goldman Sachs & PJT Partners Alexis Borisy Founder & Fmr CEO @ FMI, Blueprint, Relay Fmr Partner @ Third Rock Ventures

©EQRx 2021 REMAKING MEDICINE …and a Mission Advisory Board made up of world - renowned luminaries 15 Otis Webb Brawley, MD Professor of oncology at the Johns Hopkins University School of Medicine and 39th Bloomberg Distinguished Professor at Johns Hopkins Former CMO and CSO of the American Cancer Society Elias A. Zerhouni, MD Former director of the U.S. National Institutes of Health (NIH) and president of global R&D at Sanofi Ellen V. Sigal, PhD Founder and chairperson of Friends of Cancer Research Gail R. Wilensky, PhD Economist and senior fellow at Project HOPE, Board of Directors of UnitedHealth Group, Board of Directors of Geisinger Richard L. Schilsky, MD, FACP, FSCT, FASCO Former chief medical officer and executive vice president of the American Society of Clinical Oncology (ASCO) Sandra J. Horning, MD EQRx co - founder and Chair of the Mission Advisory Board Former chief medical officer and global head of product development of Roche, Inc., and emerita professor, Stanford University Mace Rothenberg, MD Former chief medical officer of Pfizer And more to come…

©EQRx 2021 REMAKING MEDICINE World - class drug hunters and drug developers • Among the best in the industry with decades of experience Building a pipeline and company at scale • We expect 20+ programs by 2022, and 50+ programs by the latter half of the decade, enabled by our funding and purpose - built organization to handle this scale Innovative structure and scale of commercial relationships with payers and providers • Building the Global Buyers’ Club by developing deep, trusted relationships Purpose - built, low cost structure • Driven by lower expected failure rates and a modern vision for efficient drug development 16 EQRx’s competitive advantage: boldness of vision and access to capital

©EQRx 2021 REMAKING MEDICINE Trusted strategic partnerships Seamless prescribing, true access for patients, and a better customer experience for all TRUE ACCESS FOR ALL BETTER VALUE Establishing THE GLOBAL BUYERS’ CLUB via STRATEGIC PARTNERSHIPS with U S and OECD healthcare payers and providers Building the pipeline 17 Via in - licensing and discovery alliances, assembling a CATALOG OF VALIDATED MEDICINES AT SCALE in high - cost categories (oncology, immunology, etc.) BETTER OPTIONS Innovative, patented drugs at lower prices with a simple, transparent, “no surprises” pricing model

©EQRx 2021 REMAKING MEDICINE Current pipeline Five disclosed clinical stage programs, plus several undisclosed pre - clinical and drug engineering programs 18 Pre - registrational programs Other late - stage programs Clinical Pre - clinical Drug engineering Aumolertinib (EGFR) Sugemalimab (PD - L1) Lerociclib (CDK4/6) EQ176 (PD - 1) EQ121 (JAK1) Multiple undisclosed programs … Multiple undisclosed programs …

# Current pipeline

Five disclosed clinical stage programs, plus several undisclosed pre-clinical and drug engineering programs


CATALOG
OF VALIDATED MEDICINES
Pre-registrational programs
Other late-stage programs
Clinical
Pre-clinical
Drug engineering
Aumolertinib (EGFR)
Sugemalimab (PD-L1)
Lerociclib (CDK4/6)
EQ176 (PD-1)
EQ121 (JAK1)
...
Multiple undisclosed programs
...
Multiple undisclosed programs

- 3rd gen EGFR inhibitor (NSCLC), approved in the 2L setting in China (March 2020)
- In-licensed from Hansoh Pharmaceuticals in July 2020
- May 2021 announced positive Ph3 data on 400+ patients in 1L advanced NSCLC
- Aumolertinib significantly increased progression-free survival to 19.3 months vs. 9.9 months for gefitinib, and reduced side effects
- Market size of ~$10B*
- Estimated total investment to launch of less than $200M

*Global drug spend reflects 2026 estimated net prescription drug sales, source: EvaluatePharma July 2021

©EQRx 2021 REMAKING MEDICINE 19

# Current pipeline

Five disclosed clinical stage programs, plus several undisclosed pre-clinical and drug engineering programs

## CATALOG OF VALIDATED MEDICINES



Pre-registrational programs
Other late-stage programs
Clinical
Pre-clinical
Drug engineering
Aumolertinib (EGFR)
Sugemalimab (PD-L1)
Lerociclib (CDK4/6)
EQ176 (PD-1)
EQ121 (JAK1)
Multiple undisclosed programs
Multiple undisclosed programs

- Anti-PD-L1 monoclonal antibody, being investigated in Ph3 registrational studies in NSCLC (Stage III & IV), Gastric, Esophageal, plus has received BTD for ENKTL
- In-licensed from C-Stone Pharmaceuticals in October 2020
- May 2021 met primary endpoint in Stage III NSCLC, and had announced positive Stage IV NSCLC results in 2020
- Specific study data will be presented at upcoming medical conference
- Market size of ~$30B* (NSCLC, gastric, esophageal)
- Estimated total investment to launch of approximately $200M

**Global drug spend reflects 2026 estimated net prescription drug sales, source: EvaluatePharma July 2021 and Cowen PD(L)1 Market Model Update Dec 2019*

©EQRx 2021

REMAKING MEDICINE 20

©EQRx 2021 REMAKING MEDICINE Pre - registrational programs Other late - stage programs Clinical Pre - clinical Drug engineering … • In - licensed from G1 Therapeutics in 2020 • Completed Ph2 study with favorable neutropenia and GI side effect profile compared to competitors • Pivotal studies in metastatic breast cancer ongoing 21 Multiple undisclosed programs Multiple undisclosed programs Aumolertinib (EGFR) Lerociclib (CDK4/6) EQ176 (PD - 1) EQ121 (JAK1) Sugemalimab (PD - L1) … Current pipeline Five disclosed clinical stage programs, plus several undisclosed pre - clinical and drug engineering programs

©EQRx 2021 REMAKING MEDICINE Pre - registrational programs Other late - stage programs Clinical Pre - clinical Drug engineering Multiple undisclosed programs … Multiple undisclosed programs • First disclosed collaboration with Exscientia • Multiple other collaborations in discussions 22 Aumolertinib (EGFR) Lerociclib (CDK4/6) EQ176 (PD - 1) EQ121 (JAK1) Sugemalimab (PD - L1) … Current pipeline Five disclosed clinical stage programs, plus several undisclosed pre - clinical and drug engineering programs

# Targeting blockbusters pressuring healthcare budgets today and into the future

## NOW

**Today's highest spend categories**

e.g., PDx1s, IL4Rα

## NEXT

**Projected blockbusters of the next 5-10 years**

e.g., CD47, TYK2

## FUTURE

**Streamlined access to excellent medicines throughout the innovation ecosystem**

- Patent-protected, innovative drugs
- Clinical evidence proving equally good or better safety and efficacy
- Known, clear and causal Mechanism of Action
- Sufficient patent runway in the class
- High cost-burden to society and patients
- Opportunity to capture significant share of market

*Ideal attributes of an EQRx drug. Not all drugs will have all attributes.*

©EQRx 2021

REMAKING MEDICINE 23

EQRx™

# What our catalog of affordable medicines could look like

ONCOLOGY

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| PD-L1 | BTK | CDK4/6 | PD-1 | CD38 | HER2 | EGFR | AR Degrader |
| PARP1/2 | BCL2 | KRASG12C | BRAF | ALK | ROS1 | EGFR-MET | cMET |
| CD47 | SERD | BCMA-CD3 | TIGIT | LAG-3 | EGFR ex20 | ER-degrader | PARP1 selective |

INFLAMMATION & IMMUNOLOGY

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| CD20 | IL23 p19 Mab | IL-4 / IL-13 | JAK1 | IL-17 | IL-12/23 Mab | Anti-TNFα | PDE4 |
| IL-5 | IL-6 | PCSK9 | TYK2 | S1P 1 & 5 | BTK | α4β7 (oral) | FcRn |
| IL17A/F | OX40/OX40L | SIGLEC-8 | TSLP | IRAK4 Degrader | PD-1 Agonist | NLRP3 Inflammasome | IL-23R (oral) |

©EQRx 2021
REMAKING MEDICINE 24

## Goal: grow our portfolio to address

# $200B+

## in global drug spend in the near term

**In-licensing**
Acquire late-stage assets to **quickly build scale**

**Drug engineering collaborations**
Access computational and wet-lab expertise to **create new drug candidates** against specific targets

**Potential for combinations**
Become the **combination partner of choice** for biopharma

*Global drug spend reflects 2026 estimated net prescription drug sales, source: EvaluatePharma July 2021 and IQVIA April 2021*

| Current Portfolio | Current Portfolio + Next Year Targets | Targeted Total Specialty Market |
|---|---|---|
| **$100B+** | **$200B+** | **$650B** |
| 10+ assets | 20+ assets | 50+ assets |



Current
Onc
I&I
Others
In-license
Drug engineer.
Combos
Next Year
Current
Onc
I&I
Others
In-license
Drug engineer.
Combos
Future
Next Year
Current
Onc
I&I
Others
In-license
Drug engineer.
Combos

©EQRx 2021

REMAKING MEDICINE 25

©EQRx 2021 REMAKING MEDICINE Trusted strategic partnerships TRUE ACCESS FOR ALL BETTER VALUE Building the Global Buyers’ Club 26 Via in - licensing and discovery alliances, assembling a CATALOG OF VALIDATED MEDICINES AT SCALE in high - cost categories (oncology, immunology, etc.) BETTER OPTIONS Innovative, patented drugs at lower prices with a simple, transparent, “no surprises” pricing model Seamless prescribing, true access for patients, and a better customer experience for all Establishing THE GLOBAL BUYERS’ CLUB via STRATEGIC PARTNERSHIPS with U S and OECD healthcare payers and providers

©EQRx 2021 REMAKING MEDICINE The New Deal Incumbent EQRx Partner Our “give”… Price per year …and our “ask” Make it easy for doctors to prescribe through reducing administrative hassles Eliminate or reduce patient out - of - pocket costs Drive adoption of EQRx medicines through a pull model 27

©EQRx 2021 REMAKING MEDICINE Progress in assembling the Global Buyers’ Club in the US and internationally 0% 25% 50% 75% 100% In Negotiations Collaboration Agreement In Negotiations Next up Early Discussions In Negotiations Early Discussions Next up In Negotiations Next up Early Discussions U.S. Payer % of Population Covered U.S. PBM OECD Middle East*, Turkey & Africa • Ongoing and planned discussions with 25+ payers representing ~200M lives • Series B participation from payers and health systems covering ~20% of insured lives in the US • Top 3 PBMs cover >80% of US volume • Prioritized 8 countries representing ~ 290 M lives • Expected next wave of large and mid - sized markets represent an additional 200M lives • In negotiations with potential exclusive commercial and distribution partner to navigate country - specific dynamics in region (~20 countries targeted to date) 28 *Representative of the region but does not include all countries

©EQRx 2021 REMAKING MEDICINE OECD and more… UK Canada Denmark Germany Sweden Norway Italy Spain Japan Turkey NZ OTHER REGIONS* MIDDLE EAST & AFRICA SOUTH & CENTRAL AMERICA Example of what our Global Buyers’ Club could look like COMMERCIAL PAYERS Insurer1 Insurer2 Insurer3 Insurer5 Insurer4 Insurer6 and more… PBMs / MANAGED CARE ORGANIZATIONS PBM1 PBM2 PBM3 INTEGRATED DELIVERY NETWORKS / HOSPITAL SYSTEMS IDN1 IDN2 IDN3 IDN4 and more… EMPLOYER GROUPS Group 1 Group 2 and more… 29 *Market access may be facilitated through the use of third parties such as regional distributors

©EQRx 2021 REMAKING MEDICINE Invest in pipeline assets to build a catalog of validated medicines at scale TRUE ACCESS FOR ALL Goal for other innovators to place their medicines into our marketplace Truly modern, efficient drug development Drive adoption of EQRx medicines to generate revenue + savings for payers, health systems, and patients Creating the EQRx flywheel Like a flywheel, our vision of New Pharma gets better the more we put into it Share improved economics with patients and our Global Buyers’ Club BETTER VALUE BETTER OPTIONS 30

# Significant revenue build expected to start in the next couple of years and into the next decade

*...through a rapidly scaling portfolio of in-licensed and discovery programs*



Projected Annual Revenue by Program Type
Annual Revenue of $2 – 4B
Anticipated 1st Launches
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
Projected Cash Need
$2.0B
Anticipated Break-even
Current assets
Other in-licensed programs
Drug engineering programs (internal & collaborations)

Drug creation efforts and expansion into other therapeutic categories expected to begin to fuel revenue growth by the end of the decade

By the second half of the decade, our revenue growth is expected to be driven by additional in-licensed assets, including in inflammation and immunology

In our early years, the majority of our projected revenue is expected to come from our four lead programs, primarily in oncology

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REMAKING MEDICINE 31

©EQRx 2021 REMAKING MEDICINE Key value inflection points Near - term projected value anchored by two late - stage pre - registrational assets addressing large markets Intrinsic value Pre - registrational programs anchoring value Two pre - registrational assets 10+ pipeline programs Creating the Global Buyers’ Club Launch first drugs Enter into multiple pre - commercial agreements with payers globally Growing pipeline of in - licensed programs and discovery assets New Pharma delivers Commercial proof Marketplace established and in demand by payers and drug developers Deep catalog of programs Expansive Global Buyers’ Club Marketplace established Flywheel in motion 32

©EQRx 2021 REMAKING MEDICINE With additional capital, EQRx can achieve its bold vision The larger the scale, the faster and better the business model works Value 33 NEW PHARMA TRUE ACCESS FOR ALL • Goal is to raise $1.5B through CMLS III + PIPE • Build the pipeline & Global Buyers’ Club to scale Series A & B EQRx + CMLS III + PIPE Investors • $800M raised • Built pipeline to 10+ assets • Initiated development of the Global Buyers’ Club • Built out organizational functional capabilities

CONFIDENTIAL: DO NOT DISTRIBUTE Than Q

# Overview of CM Life Sciences III

## Synergistic combination of Eli Casdin's investment platform and Keith Meister's capital markets and board expertise

### Casdin Capital's Deep Sector Expertise

- Founded in 2012, Casdin Capital has a proven track-record as investor-partners identifying and appreciating category-defining platforms including Illumina, Adaptive, Foundation Medicine, Flatiron Health, Invitae, Clover Health, Gingko Bioworks, and SomaLogic
- On-the-ground research, close relationships with scientists and management teams and an investment focus on the long-term have supported and fueled a variety of successful financial transactions, strategic partnerships, and establishment of co-investment / accelerator models in synthetic biology and bioproduction
- Their industry connections now include hundreds of critical business builders, specialists, and innovators, which is expected to allow CM Life Sciences III to push forward into new opportunities while also capturing value overlooked, or left behind

### Keith Meister's Corporate Engagement

- Mr. Meister has served as a director of 14 public companies and helped those companies structure and execute over $80bn in transactions including spin-offs, asset sales, mergers, acquisitions and various forms of capital market transactions
- Has served as founder and CIO of Corvex Management, a leading fundamental-based public market investment firm since March 2011. Previously he served as CEO of Icahn Enterprises

### CM Life Sciences III Capital Alignment

- CM Life Sciences III was founded to take advantage of a dynamic life science sector buoyed by innovation yet fragmented, where many companies are under-resourced and under-scaled
- Will provide the expertise, influence, and capital to help management and the company accelerate the execution of their vision ahead of competitors


Fundamental
Engagement
CASDIN
CAPITAL
KM
CM Life Sciences III
Long term capital secular growth

### CM Life Sciences III Board of Industry Leaders



**Christian Henry**
*Chairman of the Board of Pacific Biosciences of California and WAVE Life Sciences*



**Kwame Owusu-Kesse**
*CEO of Harlem Children's Zone*



**Chad Robins**
*CEO and Co-Founder of Adaptive Biotechnologies Corp.*



**Harlan Robins**
*Chief Scientific Officer and Co-Founder of Adaptive Biotechnologies Corp.*

©EQRx 2021 CONFIDENTIAL REMAKING MEDICINE 35

CONFIDENTIAL ©EQRx 2021 REMAKING MEDICINE 36 Transaction rationale and summary EQRx opportunity enables investors to participate in the future of pharma, creating value for all stakeholders → Building a “new pharma” led by a world class team of pharma and healthcare professionals → Funding to catalyze market - disruptor model of developing high - quality, patent - protected medicines at affordable prices → Driving a collaborative model enabling improved patient impact across the world – achieving ESG objectives → Strategic alignment for synergistic partnerships with other industry leading companies including payer and health system part ner s Transaction highlights Transaction overview → CM Life Sciences III (NASDAQ: CMLT) is a Life Sciences focused publicly traded Special Purpose Acquisition Company (SPAC) wit h $ 552mm in cash to be deployed → CMLT expects to enter into an agreement to combine with EQRx → Expected PIPE size is $1.0bn • Anchored by up to $600mm commitment from Softbank and $150mm forward purchase agreement from Casdin Capital and Corvex Management Valuation / pro forma ownership → Implies a $3.5bn post - merger enterprise value → 68% EQRx rollover shareholders, 10% SPAC public shareholders, 3% SPAC management shares, and 19% PIPE and FPA shareholders Sources and uses of funds → The combination of SPAC trust account proceeds (assuming no redemptions) and the PIPE investment in the 100% primary transact ion is expected to provide EQRx with gross proceeds of $1.6bn ($1.8bn pro forma cash) to enable growth on a multi - year timeline and explore organic and inorganic growth opportunities Note: Analysis assumes no redemptions from CM Life Sciences III public shareholders and excludes the impact from the $500mm E QRx equity earnout subject to price vesting

CONFIDENTIAL ©EQRx 2021 REMAKING MEDICINE 37 Transaction overview Sources and uses ($mm) Note: Analysis assumes no redemptions by CM Life Sciences III public shareholders and excludes the impact from the $500mm EQR x e quity earnout subject to price vesting; values shown assuming $10 per CM Life Sciences III share; does not include public and sponsor warrants Pro forma valuation Share price $10.00 Pro - forma shares outstanding 534 Post - transaction equity value $5,340 ( - ) Cash (1,802) Pro - forma enterprise value $3,538 Sources EQRx equity rollover $3,650 CMLS III cash in trust 552 Cash proceeds from PIPE + FPA 1,000 Cash on EQRx balance sheet 300 Total sources $5,502 Uses Equity consideration to EQRx $3,650 Cash to balance sheet 1,802 Transaction expenses 50 Total uses $5,502 $mm, except per share data Illustrative pro forma ownership Assumes $10.00 share price 68% 10% 3% 19% EQRx shareholders SPAC shareholders SPAC management shares PIPE + FPA shareholders Additional transaction details → Pro forma enterprise value of $3.54 billion → $1.0bn PIPE + FPA → Transaction expected to close in Q4 of 2021

# Aumolertinib - 3rd-generation EGFR inhibitor

Aumolertinib - 3rd-generation EGFR Tyrosine Kinase Inhibitor (TKI) in Adjuvant and 1L EGFR+ NSCLC

## Mechanism of Action and Key Characteristics

| | |
|---|---|
| **Mechanism of Action** | Covalent, small-molecule inhibitor that selectively inhibits Exon19del, L858R, and T790M resistance mutations |
| **Dose** | Oral dosage |
| **Patent Protection** | Strong patent protection beyond 2035 |
| **Global Rights** | • EQRx has exclusive development and commercialization rights globally, outside of Greater China |

## Clinical Experience

- Clinical trials have treated 700+ patients:
  - Positive Phase 3 data announced at ASCO: head-to-head vs gefitinib (429 patients)
  - Completed: Phase 2b single-arm (244 patients)
  - Completed: Phase 1a (26 patients) and 1b (94 patients)
  - Planned to start in 2021: adjuvant and first-line payer-oriented trials
- Clinical data shows comparable efficacy and **favorable safety profile**
  - Phase 2b: minimal-to-no Grade 3+ Rash, Diarrhea

| | **AENEAS: Ph3 1L**<br>Aumolertinib vs Gefitinib |
|---|---|
| **PFS (med)** | 19.3 (vs. 9.9) mo |
| **PFS (HR)** | 0.46 |
| **Rash*** | 23% (0%) vs. 41% (0%) |
| **Diarrhea*** | 16% (1%) vs. 36% (1%) |

- Commercial in China for 2L metastatic EGFR+ NSCLC and currently under review by CDE for 1L

# Sugemalimab - Anti-PD-L1 antibody

Sugemalimab / CS1001 - Immune checkpoint inhibitor, antibody targeting Programmed death-ligand 1 (PD-L1) in Stage III/IV NSCLC and additional solid tumors

## Mechanism of Action and Key Characteristics

| | |
|---|---|
| **Mechanism of Action** | Full-length, fully-humanized IgG4 anti-PD-L1 monoclonal antibody |
| **Dose** | IV infusion dosage |
| **Patent Protection** | Strong patent protection beyond 2035 |
| **Global Rights** | • EQRx has exclusive development and commercialization rights globally, outside of Greater China<br>• CStone has partnered with Pfizer for China development and commercialization |
| **Highlights** | • Two positive Phase 3 studies in Stage III and IV NSCLC met the primary endpoint of PFS<br>• Efficacy in Stage IV comparable to other checkpoint inhibitors on the market with a tolerable and consistent safety profile and no new safety signals |

## Clinical Experience

- 1,600 patients treated across 6 Phase 2 and 3 trials and in 10+ Phase 1a/b trial arms, which include:
  - Non-small Cell Lung Cancer (NSCLC)
  - Relapsed / refractory extranodal NK/T-Cell Lymphoma (r/r ENKTL)
  - Gastric Cancer, Esophageal Cancer
  - Hodgkin Lymphoma, Bladder Cancer, and additional solid tumors
- Positive Phase 3 results in Stage IV NSCLC presented at ESMO 2020
  - Sugemalimab plus standard-of-care chemotherapy prolonged PFS and was well-tolerated compared to chemotherapy regardless of PD-L1 expression level or histology
- Positive Phase 3 interim results in Stage III NSCLC
  - Met primary endpoint of prolonged PFS after either concurrent or sequential chemoradiotherapy
- Received FDA Breakthrough Designation for r/r ENKTL and Orphan Drug Designation for T-cell Lymphoma